Citigroup 17 th Annual Entertainment, Media & Telecommunications Conference January 2007 Foundation for the Digital World Exhibit 99.2

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to growth in the e-
commerce market, the digital communication and distribution market, and the data storage market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, redevelopment costs in our buildings, and time periods to stabilization of our development space, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, and annualized GAAP rent. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially.
Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties (including those we are in the process of acquiring); our failure to obtain necessary outside financing; increased construction costs; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; environmental or contamination issues at our buildings; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended
December 31, 2005 and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust overview
Tenants consist of leading global
companies diversified across various
industries
Own 60 properties comprising 11.4
million rentable sq ft which includes
1.5 million sq ft of space held for
redevelopment
(1)
Portfolio occupancy of 94.7% and
“same store” occupancy of 96.4%
(2)
Assets strategically located in 25 top
technology markets throughout North
America and Europe
DLR is a leading institutional owner focused on mission critical technology properties throughout North America and Europe
4025 Midway Road
Dallas, TX
(1) Includes property acquisitions as of December 31, 2006.
(2) Occupancy is as of September 30, 2006 net of redevelopment space.

DLR Investment Highlights
Specialized focus in dynamic and
growing industries
High quality portfolio that is difficult to
replicate
Proven track record of creating
shareholder value
Conservative and flexible capital
structure
Industry leading domestic and
international datacenter development
and critical facilities management
capabilities
2323 Bryan Street
Dallas, TX

DLR properties feature advanced technical systems
Between $500 and $1000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls

DLR REGIONAL OFFICE
DLR MARKET
SEATTLE
TORONTO
BOSTON
ST. PAUL
NEW YORK METRO
PHILADELPHIA
SACRAMENTO
CHICAGO
SAN FRANCISCO
DENVER
NORTHERN VIRGINIA
SILICON VALLEY
CHARLOTTE
LOS ANGELES
DUBLIN
ATLANTA
PHOENIX
LONDON
AMSTERDAM
DALLAS
AUSTIN
HOUSTON
PARIS
GENEVA
MIAMI

DIGITAL REALTY TRUST

DLR Presence in 25 Top Markets
(1)
11,396,000 80 60 Total
866,000 8 8 International
10,530,000 72 52 Domestic
Total Rentable
Square Feet
# of Buildings # of Properties
(1) Includes properties acquired as of December 31, 2006

UBS
JPMorganChase
cme Chicago Mercantile Exchange
FIDELITY NATIONAL FINANCIAL

TOYOTA
bp
LYONDELL
PETSMART

verizon
at&t
T-Systems
Qwest

YAHOO!
ebay
Microsoft
Google

Infosys
AMD
CSC EXPERIENCE. RESULTS.
hp

Digital Realty Trust

DLR provides datacenter facilities solutions worldwide
Financial Corporate Communications Internet Enterprise
Corporate Datacenters (40%
(1)
) Internet Gateways (43%
(1)
)
• Storage/server intensive buildings
• Provide a secure 24 x 7 environment
for the storage and processing of
mission-critical electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing, data storage
and disaster recovery
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and data
communications within and between
major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-regional
connection point with multiple anchor
tenants
(1)  Calculated based on gross annualized rents using in place leases as of September 30, 2006.
Technology
Datacenters

Strong trends drive sustained demand for DLR space
Other Growth Drivers
By 2008, 50% of existing
corporate data centers will
have insufficient power and
cooling capacity to meet the
demands of high-density
equipment
(4)
Increased federal regulatory
and legislative requirements for
business continuity and
records retention
Disaster Recovery initiatives
prioritized as a result of
Hurricanes Katrina and Rita
HIPAA patient records security
and retention regulations
Significant growth in online
advertising; up 30% in 2005 to
$12.5 billion
(5)
U.S. e-commerce spending
increased 24% during 2006
(6)
(1)
(2)
(3)
Primary Drivers – Estimated Annual Growth Rates
(1) Gartner (May 2006) estimated growth in Software as a Service (SaaS) from 2006 to 2009
(2) IDC estimate of US VOIP subscriber growth from 2005 to 2009
(3) Wall Street Journal estimate of corporate data storage capacity growth
(4) Gartner 25th
Annual Datacenter Conference 2006
(5) PriceWaterhouseCoopers
(6) comScore Networks, 2007
14%
73%
60%
57%
20
40
60
80
SaaS Digital
Communication
& Distribution
Data Storage
100%
0%

8 DLR offers sustained growth Acquisitions Leasing of Turn-key Datacenter Space Redevelopment Inventory DLR growth is derived from three sources

$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006
Proven Track Record: Strong Acquisition Activity
Since its IPO, DLR has more than doubled its total assets through property acquisitions
Total Undepreciated Assets
($000)
$847.2
$1,044.3
$1,137.4
$1,413.4
$1,508.5
$1,593.6
$1,648.2
$1,794.4
$2.0B

2005 & 2006 Acquisitions
Acquired 36+ properties totaling over $1.0 billion
Added approximately 6.1 million square feet to total portfolio, including
1.0 million square feet of redevelopment inventory
New markets include:
– Philadelphia
– St. Paul
– Chicago
– Charlotte
– Amsterdam, Netherlands
– Geneva, Switzerland
– Northern Virginia
– Austin
– Dublin, Ireland
– Toronto, Canada
– Houston
– Seattle
– Paris, France
Chicago, Illinois
Paris, France

Leasing Drives Internal Growth
DLR executed 173 leases in the first nine months of 2006, contributing approximately $21.7M in annualized GAAP rental revenues
(1)
(1) GAAP rental revenues include total rent for both renewals and expansions.
$1.3 million 62,000 24 Non Technical
$3.9 million 72,000 5 Redevelopment
$16.5 million 185,000 144 Turn-key Datacenter
Annualized
GAAP Rent
Total SF
Leased
# of Leases Type of Space
DLR commenced 153 leases in the first nine months of 2006, contributing approximately $23.4M in annualized GAAP rental revenues
(1)

Case Studies:  DLR’s Value-Add Leasing
(1) Calculation based on IPO date of November 2004 and estimated 2006 NOI as of January 5, 2007
350 East Cermak Road 1100 Space Park Drive
600 West 7th
Street 200 Paul Avenue
300 Boulevard East
Property Name Location
Acquisition /
IPO Date
% Change in NOI
from later of
Acquisition or
IPO
(1)
200 Paul Avenue San Francisco, CA Nov-04 34.8%
600 West Seventh Street Los Angeles, CA Nov-04 16.7%
1100 Space Park Drive Santa Clara, CA Nov-04 53.0%
350 East Cermak Road Chicago, IL May-05 12.2%
300 Boulevard East Weehawken, NJ Nov-04 66.5%

DLR Redevelopment Inventory
Redevelopment inventory totals 1.5
million sf of vacant space with potential
for up to 900,000 sf of datacenter:
– Approximately 55% of inventory in
income producing properties
– Remaining 45% of inventory in 5
recently acquired vacant buildings
Redevelopment costs vary by building
– Base building power, structural
upgrades: $35 - $50 psf
– Custom datacenter:  $700 to $100
per raised floor sf (funding available
through DLR)
Stabilized income projected over the
next 24 to 36 months
Growth Opportunity

DLR’s Competitive Advantage: Dedicated Technical Professionals
Over 25 DLR technical professionals:
– IT sales team
Focus on end-user, IT professionals (CIO or CTO)
– Datacenter sales engineers
Provide value engineering and custom design expertise
– Design and construction experts
Disciplined approach to project management
Volume purchase agreements for equipment and services
Best-in-class engineering and contracting
– Datacenter facilities management team
Best-in-class operating policies and procedures
Fully-integrated Building Automation Systems
Global preventative maintenance agreements
Operating scale and process-based approach result in significant cost savings and added value for tenants
DLR possesses the necessary scale to support these specialized professionals

1.1%
3.9%
5.6%
9.3%
17.1%
1.6%
7.4%
5.0%
15.8%
26.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 Thereafter
DLR’s model features long-term, stable leases
5.0% in through 2008
The stability of our long-term leases complements our growth
Lease Expiration as a % of Net Rentable Square Feet
• The average lease term is approximately 12 years with 7 years remaining
• Leases typically contain 3% annual rent bumps

DLR 2007 Guidance
2007 Projected Funds From Operations (FFO) Per Share Guidance
(1)(2)
:
$1.85 to $1.95
(1) Based on Company guidance provided in our December 7, 2006 press release.
(2) FFO and AFFO are non GAAP financial measures. For a description of FFO and AFFO see page 20.
Internal Growth
11.6% to 14.7%
FFO
(2)
Per Share Growth
Leasing
475,000 to  600,000 sq ft of turn-
key & redevelopment space
(gross rent $80 / sq ft)
100,000 to 125,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
Acquisitions
$300 - $400 million
o
$75 million of vacant
for redevelopment
o
$225 to $325 million of
income producing at
and average cap rate
of 8.25%
External Growth
6.2% to 7.9%
FFO Per Share Growth
17.8% to 22.6%
Overall FFO Per Share Growth
• Capital Expenditure for redevelopment of $273 million
• Total G&A of $24 million

Digital Realty Financial Overview
Strong and Consistent FFO
(1)
Growth
– $0.41 per diluted share and unit for 3Q06, + 17% from 3Q05 and + 8% from
2Q06
Well Supported Dividend
– 3.3% yield
(2)
– FFO / AFFO payout ratio of 66% / 90%
(3)
for 3Q06
– Increased quarterly common dividend in 4Q06, +8%
Proven Access to Capital:  $900.2M of Additional Capital Raised in 2006
– Amended credit facility twice
Increased facility size from $350M to $500M
Changed financial covenants to enhance financial flexibility
Supports redevelopment program by including construction projects in borrowing base
– Raised $172.5M of 4.125% convertible debt
– Completed 10 mortgage financings totaling $349.4M
– Raised $228.3M in net proceeds from two common stock offerings
– Increased float by 98.3% from 27.4M to 54.3M shares of common stock outstanding
(1) FFO and AFFO is a non GAAP financial measure. For a description of FFO and AFFO see page 20.
(2) Based on most recent quarterly dividend annualized.  Dividend yield based on January 5, 2007 closing stock price of $34.48 per share
(3) FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.  AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit. For a description of FFO and AFFO see page 20.

Fixed Rate Debt
26.7%
Variable Rate Debt
4.5%
Preferred Stock
4.6%
Equity
64.2%
DLR employs a conservative capital structure
Wtd Average Cost of
Debt: 5.63%;
Approximately 86% fixed
rate debt
(4)
Periodically refinancing
high cost debt with lower
rate, longer term, fixed
rate financing
No debt maturing through
2009 (assuming
extensions)
Total Enterprise Value
(1)
$3,645.8M
(1) Based on closing price and shares outstanding of DLR common stock
($34.48) at January 5, 2007.
(2) Excludes $2.0 million of unamortized debt premium for 1125 Energy
Park Drive & 731 East Trade Street.
(3) Unsecured credit facility as of January 5, 2007.
(4) Includes $172.5 million of convertible debt.
Dividend Yield / Rate:    3.3% / $1.145
(2)(4)
(1)
(3)

DIGITAL REALTY TRUST

providing the

foundation for

the digital world

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other
GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate
Investment Trusts, or NAREIT.  FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses)
from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.  Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. A ccordingly, FFO should be considered only as a supplement to net income as a measure of our performance.
Adjusted Funds From Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i)
non-real estate depreciation, (ii) amortization of deferred financing costs (iii) non cash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner.
Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Each of FFO and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO and Adjusted EBTIDA as a measure of our performance is limited.
Nothing contained herein is intended to revise or confirm the earnings, FFO or acquisition guidance we confirmed on our Earnings
Conference Call held on November 6, 2006 and available on our website at www.digitalrealtytrust.com.

Reconciliation of non GAAP items to their closest GAAP
Funds from operations
(1)
Cash paid for interest (including discontinued operations)
Q306 Q206 Q305 FY2005 Q306 Q206 FY2005
Net income available to common stockholders $11,342 $1,650 $1,326 $6,087
Total GAAP interest expense (including
discontinued operations) $14,533 $12,181 $39,122
Amortization of deferred financing costs (916) (749) (2,921)
Minority interests in operating partnership including
discontinued operations 8,464 1,340 1,628 8,268 Capitalized interest 917 1,058 279
Real estate related depreciation and amortization
(2)
24,454 20,238 16,929 62,171 Noncash interest (1,674) 806 (1,424)
Gain on sale of assets
(18,016) - - - Cash paid for interest $12,860 $13,296 $35,056
Funds from operations (FFO) $26,244 $23,228 $19,883 $76,526
Funds from operations (FFO) per diluted share $          0.41 $          0.38 $          0.35 $        1.37
Net income per diluted share available to common
stockholders
$          0.30 $          0.05 $          0.05 $        0.25
Funds from operations (FFO)
$26,244 $23,228 $19,883 $76,526
Non real estate depreciation 285 37 28 61
Amortization of deferred financing costs 916 937 790 2,965
Non cash compensation 430 435 50 481
Loss from early extinguishment of debt 40 425 - 1,021
Straight line rents (3,856) (4,233) (3,815) (13,023)
Above and below market rent amortization (2,837) (1,504) (416) (1,717)
Capitalized leasing compensation (185) (888) (549) (781)
Recurring capital expenditures and tenant improvements (344) (338) (240) (2,897)
Capitalized leasing commissions (1,523) (1,682) (757) (3,051)
Adjusted funds from operations
(1)
$19,170 $16,417 $14,974 $59,585
(2) Real estate depreciation and amortization was computed as follows:
Q306 Q206 Q305 FY2005
Depreciation and amortization per income statement $24,739 $19,511 $16,309 $59,616
Depreciation and amortization of discontinued operations
at 7979 East Tufts Avenue - 764 648 2,616
Non real estate depreciation (285) (37) (28) (61)
$24,454 $20,238 $16,929 $62,171
Weighted-average shares outstanding - diluted 64,397 60,959 57,526 55,761
(1) Funds from operations and Adjusted Funds from operations for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we sold on July 12, 2006.